UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2014

Date of reporting period :	September 1, 2013 — August 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMMX

Putnam Emerging Markets Equity Fund

Annual report
8|31|14

A world of investing.®

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Emerging Markets
Equity Fund

Annual report
8 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Trustee approval of management contract	19
Financial statements	25
Federal tax information	51
Shareholder meeting results	52
About the Trustees	53
Officers	55

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has continued to climb this year. With a better-than-expected second-quarter earnings season, the S&P 500 Index was up 8.34% for the first nine months of 2014. This benchmark eclipsed the 2000 level for the first time in late August — one of many record highs set year to date. Government bonds, including municipal bonds, and other fixed-income securities have also performed well, particularly as interest rates have remained steady and even declined from historically low levels.

In the United States, economic indicators have gradually improved. Notably, second-quarter GDP expanded at a seasonally adjusted annual rate of 4.6%, according to a revised estimate released by the Bureau of Economic Analysis. In addition, the unemployment rate has steadily declined, and data show that the housing and manufacturing sectors are gaining strength. World markets have lagged, however. Geopolitical risk has increased in the Middle East and Eastern Europe, although there has been little negative impact on oil and commodity prices to date. In Europe, a sputtering recovery ground to a halt in the second quarter. The European Central Bank has responded by cutting interest rates further and announcing asset- and bond-buying programs to help lift the region out of its economic doldrums.

As U.S. markets enter the fourth quarter on a high note and geopolitical concerns continue, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

October 10, 2014

About the fund

Pursuing growth opportunities in developing economies

The world's emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies.

Putnam Emerging Markets Equity Fund pursues growth by investing mainly in stocks of companies that are located in or generate a majority of their revenues in a country included in the MSCI Emerging Markets Index or considered by Putnam to be an emerging market.

During the 1990s, emerging markets were set back by several high-profile crises, caused in part by an overreliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential. Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. In addition, a higher level of domestic consumer spending has been a source of more sustainable growth.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities and more than 30 years of experience investing internationally.

Developments and events that have affected emerging markets

1994
NAFTA opens free trade between Mexico, Canada, and the United States

1997
Currency crisis spreads across Asia

2001
China joins World Trade Organization

2004
Eleven emerging markets join the European Union

2008
World energy and commodity prices peak

2013
New leadership focused on economic reform assumes power in China

The fund's 2008 inception post-dates many of these developments.

Stock selection relies on fundamental research and a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam's global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis
With support from Putnam's global industry analysts, the fund's manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors
The fund's manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam's global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction
Putnam's proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

2 Emerging Markets Equity Fund

Emerging Markets Equity Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 8/31/14

The fund — class A shares before sales charge
Putnam Emerging Markets Equity Fund (PEMMX)
Fund's benchmark
MSCI Emerging Markets Index (ND)
Fund's Lipper peer group average
Emerging Markets Funds
5.48
8.50
8.26
5.86
7.90
7.47
3.94
4.35
4.07
22.46
19.98
18.93
LIFE OF FUND
(since 9/29/08)
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     Emerging Markets Equity Fund

Interview with your fund’s portfolio manager

Daniel J. Graña, CFA

After a period of negative performance in 2013, emerging-market stocks rallied in 2014, which made for a volatile fiscal year ended August 31, 2014, characterized by drastic market swings. What factors drove these fluctuations?

Even before the fund’s fiscal year began, we knew that emerging markets would likely experience volatile conditions as a result of elections that were to occur in a number of countries in 2014. In addition, we anticipated that economic policy decisions, particularly the timing of U.S. monetary policy “tapering,” could amplify market swings up and down. In addition to these “known unknowns,” certain events that we could not anticipate, particularly the crisis in Ukraine and the worsening sanction war between Russia and the West, added to the volatility that has beset emerging markets during the fund’s fiscal year.

As for the rally itself, it appears to be widely believed that the days of growth and earnings downgrades in emerging markets are over. A portion of the rally can also be attributed to the belief that the U.S. Federal Reserve will need to keep interest rates lower for longer than expected. When the Fed does move to tighten rates, however, I think that will only pose a short-lived obstacle to continued strength in emerging markets.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Emerging Markets Equity Fund     5

In this context, the fund outperformed its benchmark, the MSCI Emerging Markets Index (ND), for the year. What led to this result?

Our stock selection paid off for the fund during the period, as our research helped us choose stocks that performed well through the volatility and also helped us avoid many stocks that declined. Across most countries in which the fund invests — including Russia, where stocks tended to suffer — our exposures contributed positively to benchmark-relative results, as did our exposures in most sectors. Having an underweight relative to the benchmark to the materials sector, in particular, gave a lift to relative performance, as did our stock selection within the sector.

As for emerging-market election cycles, what were some of the key results and their investment implications?

In India, the newly elected Prime Minister, Narendra Modi, has created high hopes for his reform agenda, which led to a strong market rally during the period. We think the market rally is overdone, however, and that expectations are too high for the market. The pace of fiscal reforms, for example, is too slow and cautious, in our estimation, and has led us to maintain a neutral position on Indian stocks relative to the benchmark.

In Indonesia, the President-elect, Joko Widodo — known by his abbreviated name, Jokowi — will be sworn into office in October. Unlike India, we think expectations for Indonesian economic reforms and their market consequences are too low. In other words, we believe Modi will have to work harder and introduce more far-reaching reforms in India than will Jokowi in Indonesia in order to produce market results of similar scope. For this reason, we are more positive on the prospects for Indonesian markets relative to those of India.

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 8/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6     Emerging Markets Equity Fund

“Stronger U.S. growth and the
beginning of interest-rate tightening
have historically functioned as a sweet
spot for emerging markets.”

Daniel Graña

In Brazil, growing uncertainty over the outcome of the presidential election — which will be decided in a runoff in late October — contributed to market volatility. With a variety of stocks tracking the political headlines, we believe this argued for a cautious approach where the fund’s exposures were not thoroughly dependent on one political outcome versus another.

How did economic policy decision making progress in China?

The double-edged sword of the Chinese government’s anti-corruption campaign led to some slowdowns in global luxury markets, while a variety of other economic reforms have yet to be implemented. In general, economic data from China disappointed investors during the period, leading to assumptions that the country may have to stretch to meet its growth targets and to continue staving off the potential for a negative credit event associated with its real estate markets.

How did frontier-market exposures work for the fund?

Frontier markets are effectively pre-emerging markets at an early stage of economic and/or political development. We find that these markets, on average, offer higher growth potential than emerging markets and are less correlated than emerging markets to developed-market growth patterns. Because of the relative newness and attendant risks of these markets, however, we are highly selective in our approach.

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Equity Fund     7

Two countries in which the fund has invested for some time, Qatar and United Arab Emirates, were upgraded to emerging-market status in May 2014 by Morgan Stanley Capital International, the entity that created and maintains the fund’s benchmark index. Stocks in both of these countries had strong runs leading up to their inclusion in the index, and they continued to perform well through period-end, helping the fund’s relative results. Other markets that fall into the frontier category that also contributed positively to performance during the period included Saudi Arabia, Nigeria, and Vietnam.

Which stocks were standout performers during the period?

Taiwan-based Inotera Memories was the top contributor to the fund’s relative results. As a maker of dynamic random access memory — or DRAM — products that are used across the spectrum of computer hardware, mobile devices, and other electronics, the company has benefited from stronger market demand and a better pricing environment. We trimmed the fund’s overweight position in the stock during the period on the belief that the nearer-term cyclical improvements in this industry have largely run their course.

Estacio Participacoes, a Brazilian education-services company, was the second-largest contributor to relative results. In recent years, the government has been a partner to education companies like Estacio, particularly by expanding financing for students’ college and professional-school education. Regardless of who wins the upcoming presidential election in Brazil, we think Estacio stands to benefit from the government’s push to invest in education, as this is a popular area of national interest and an area that has historically been underfunded.

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Emerging Markets Equity Fund

The stock of Pegatron, a Taiwanese electronics company, was the third-largest contributor during the period. A major supplier to Apple, Pegatron benefited from iPhone sales and expected future sales of iPhone 6.

Which stocks or strategies detracted most from returns?

Our decision to keep an underweight position in Petroleo Brasileiro, the Brazilian state-run oil and gas company, detracted from relative results. In our view, the Brazilian government was mismanaging the company by requiring, among other things, that it lower its gas and diesel prices. What changed during the period, however, was the perception that a newly elected government could reverse much of the damage caused by these national service requirements, and the stock rebounded on this expectation.

Our benchmark-relative underweight position in Hon Hai Precision was the second-largest detractor from relative results. The company boosted its profits on the strength of its participation in the production of Apple’s new iPhone. Hon Hai, a Taiwan-based company that makes so-called “3C” electronics for computers, communication devices, and other consumer electronics, has made billions of dollars assembling iPhones and iPads, but it also assembles devices such as Hewlett-Packard computers, Sony PlayStations, and Nokia phones. Based on our outlook for the company, we sold the stock by period-end.

As with Petroleo Brasileiro and Hon Hai, we underweighted the stock of Chinese petrochemical company CNOOC, which performed well. Perceptions of CNOOC’s growth profile improved during the period, but we maintained a less optimistic outlook for the company and sold the stock.

What is your outlook for emerging-market stocks?

When the U.S. Fed finally signals that an interest-rate hike is imminent, I think the emerging markets will pause in their advance, but only briefly. Stronger U.S. growth and the beginning of interest-rate tightening have historically functioned as a sweet spot for emerging markets. When interest rates and inflation start to constrain growth in the United States — a stage in the economic cycle that is still very much down the road, in my view — then emerging markets may be at a higher risk of underperformance. Until then, macroeconomic factors appear to create a positive environment for emerging markets in the months ahead.

With respect to politics, the run-ups to elections tend to carry binary outcomes that can have drastically different implications for emerging-market economies and stocks. Because of the uncertainties involved, it is important to tread carefully and avoid overexposing the fund to one political outcome versus another. In addition, we are closely monitoring fiscal-reform developments in countries where elections have already occurred. In our view, we stand at a crossroads in a broad swath of emerging-market countries, and time will tell how policy changes will determine economic performance.

Thank you, Daniel, for this update on the fund.

Emerging Markets Equity Fund     9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Northwestern University Kellogg School of Management and two B.S. degrees from the Massachusetts Institute of Technology. Dan joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

A pledge two years ago by the European Central Bank (ECB) to “do whatever it takes” to save the euro is reflected in a landmark decision made early this September. The ECB instituted a bond-buying program that earmarked upward of €700 billion, or $906 billion, aimed at jump-starting lending activity and, ultimately, at reigniting Europe’s decelerating economic recovery. In addition, the ECB slashed its main refinancing rate to a record low of 0.05% and drove its deposit rate deeper into negative territory. This means banks will now pay an even greater premium for parking money at the ECB for short periods of time rather than lending it to businesses. The new measures also seek to lift the eurozone’s historically low inflation rate to its target of 2%. Still, skeptics fear that more intensive fiscal and structural reforms among the 18-nation euro currency bloc will be needed to stimulate a long-term European economic recovery.

10     Emerging Markets Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	37.17%	29.28%	31.27%	30.27%	31.26%	31.26%	33.20%	28.54%	35.06%	39.20%
Annual average	5.48	4.43	4.70	4.57	4.70	4.70	4.96	4.33	5.21	5.74
5 years	32.91	25.27	28.07	26.07	28.06	28.06	29.70	25.16	31.26	34.49
Annual average	5.86	4.61	5.07	4.74	5.07	5.07	5.34	4.59	5.59	6.11
3 years	12.31	5.85	9.76	6.83	9.77	9.77	10.54	6.67	11.37	13.06
Annual average	3.94	1.91	3.15	2.23	3.16	3.16	3.40	2.17	3.66	4.18
1 year	22.46	15.42	21.40	16.40	21.45	20.45	21.73	17.47	21.98	22.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Emerging Markets Equity Fund     11

Comparative index returns For periods ended 8/31/14

	MSCI Emerging Markets Index (ND)	Lipper Emerging Markets Funds category average*
Life of fund	62.11%	61.31%
Annual average	8.50	8.26
5 years	46.26	44.08
Annual average	7.90	7.47
3 years	13.63	13.23
Annual average	4.35	4.07
1 year	19.98	18.93

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/14, there were 658, 476, 320, and 279 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 9/29/08 to 8/31/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $13,127 ($13,027 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $13,126 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,854. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,506 and $13,920, respectively.

12     Emerging Markets Equity Fund

Fund price and distribution information For the 12-month period ended 8/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		—	—	—		1	1
Income	$0.038		—	—	—		$0.020	$0.060
Capital gains	—		—	—	—		—	—
Total	$0.038		—	—	—		$0.020	$0.060
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
8/31/13	$8.96	$9.51	$8.69	$8.67	$8.79	$9.11	$8.88	$9.06
8/31/14	10.93	11.60	10.55	10.53	10.70	11.09	10.81	11.04

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	28.76%	21.36%	23.19%	23.19%	23.16%	23.16%	25.11%	20.73%	26.94%	30.88%
Annual average	4.30	3.28	3.53	3.53	3.53	3.53	3.80	3.19	4.05	4.58
5 years	13.15	6.64	9.01	7.26	8.99	8.99	10.43	6.56	11.84	14.71
Annual average	2.50	1.29	1.74	1.41	1.74	1.74	2.00	1.28	2.26	2.78
3 years	33.29	25.63	30.41	27.41	30.32	30.32	31.38	26.78	32.36	34.30
Annual average	10.05	7.90	9.25	8.41	9.23	9.23	9.52	8.23	9.79	10.33
1 year	6.84	0.70	6.11	1.11	6.12	5.12	6.46	2.74	6.72	7.21

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Emerging Markets Equity Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 8/31/13*	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%
Total annual operating expenses for the fiscal year ended 8/31/13	1.83%	2.58%	2.58%	2.33%	2.08%	1.58%
Annualized expense ratio for the six-month period ended 8/31/14†‡	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/14.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 8/31/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2014, to August 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$8.21	$12.16	$12.15	$10.84	$9.52	$6.88
Ending value (after expenses)	$1,100.70	$1,096.70	$1,095.70	$1,097.40	$1,098.60	$1,100.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     Emerging Markets Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2014, use the following calculation method. To find the value of your investment on March 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$7.88	$11.67	$11.67	$10.41	$9.15	$6.61
Ending value (after expenses)	$1,017.39	$1,013.61	$1,013.61	$1,014.87	$1,016.13	$1,018.65

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Emerging Markets Equity Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     Emerging Markets Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2014, Putnam employees had approximately $498,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Emerging Markets Equity Fund     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     Emerging Markets Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

Emerging Markets Equity Fund     19

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

20     Emerging Markets Equity Fund

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2013. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable

Emerging Markets Equity Fund     21

compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment

22     Emerging Markets Equity Fund

benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Emerging Markets Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	4th
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 600, 390 and 300 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year period ended December 31, 2013 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the three-year period was due in significant part to the fund’s poor relative performance in 2011. They noted Putnam Management’s view that the fund’s underperformance in the first half of 2011 was largely due to its overweight exposure to China, where concerns about inflation and the possibility of a so-called “hard landing” for the Chinese economy led Chinese stocks to underperform, and that the fund’s underperformance in the second half of 2011 was largely due to its emphasis on investments in stocks that typically perform well when the economy is in an expansionary phase, which did not perform as well as defensive stocks during that period.

The Trustees considered that, although the fund had not performed well in 2011, the fund’s performance over the one-year period ended December 31, 2013 had been favorable and noted that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage

Emerging Markets Equity Fund     23

allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24     Emerging Markets Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Equity Fund     25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Equity Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 10, 2014

26     Emerging Markets Equity Fund

The fund’s portfolio 8/31/14

COMMON STOCKS (92.5%)*	Shares	Value
Aerospace and defense (0.6%)
Embraer SA ADR (Brazil)	7,128	$276,210
		276,210
Auto components (3.1%)
Apollo Tyres, Ltd. (India)	79,902	217,663
Delphi Automotive PLC (United Kingdom)	3,739	260,160
Hota Industrial Manufacturing Co., Ltd. (Taiwan)	141,000	257,088
Hyundai Mobis Co., Ltd. (South Korea)	2,079	602,817
		1,337,728
Automobiles (1.4%)
Hyundai Motor Co. (South Korea)	2,668	613,091
		613,091
Banks (14.7%)
Alpha Bank A.E. (Greece) †	365,861	320,162
Banco Bradesco SA ADR (Brazil)	28,549	520,734
Bank Mandiri (Persero) Tbk PT (Indonesia)	475,700	421,918
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	239,200	225,959
China Construction Bank Corp. (China)	734,000	545,524
Credicorp, Ltd. (Peru)	3,344	518,554
CTBC Financial Holding Co., Ltd. (Taiwan)	668,000	486,074
Dubai Islamic Bank PJSC (United Arab Emirates) †	294,403	625,989
Grupo Financiero Banorte SAB de CV (Mexico)	102,525	722,793
Industrial & Commercial Bank of China, Ltd. (China)	742,000	492,110
Itau Unibanco Holding SA ADR (Preference) (Brazil)	47,346	852,228
Philippine National Bank (Philippines) †	165,370	331,119
Qatar National Bank SAQ (Qatar) †	5,314	294,801
		6,357,965
Building products (0.4%)
Sung Kwang Bend Co., Ltd. (South Korea)	10,342	179,005
		179,005
Capital markets (0.5%)
Noah Holdings, Ltd. ADR (China) †	15,812	241,449
		241,449
Chemicals (1.2%)
PTT Global Chemical PCL (Thailand)	121,200	237,163
UPL, Ltd. (India)	50,505	263,095
		500,258
Commercial services and supplies (0.9%)
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Brazil)	23,653	401,525
		401,525
Construction and engineering (7.0%)
China Railway Group, Ltd. (China)	641,000	331,664
China Singyes Solar Technologies Holdings, Ltd. (China)	190,000	315,275
China WindPower Group, Ltd. (China) †	4,000,000	366,449
Hyundai Engineering & Construction Co., Ltd. (South Korea)	5,344	336,783
IRB Infrastructure Developers, Ltd. (India)	84,705	351,006
Mota-Engil SGPS SA (Portugal)	57,564	354,885
Pembangunan Perumahan Persero Tbk PT (Indonesia)	1,455,700	306,758
Sound Global, Ltd. (China) †	297,000	306,579
Surya Semesta Internusa Tbk PT (Indonesia)	4,974,600	344,469
		3,013,868

Emerging Markets Equity Fund     27

COMMON STOCKS (92.5%)* cont.	Shares	Value
Construction materials (1.3%)
Cemex SAB de CV ADR (Mexico)	21,399	$283,109
Siam Cement PCL (The) NVDR (Thailand)	19,800	272,761
		555,870
Consumer finance (1.4%)
Bajaj Finance, Ltd. (India)	4,386	178,635
Compartamos SAB de CV (Mexico)	208,216	448,062
		626,697
Diversified consumer services (1.8%)
Estacio Participacoes SA (Brazil)	34,938	464,019
Kroton Educacional SA (Brazil)	10,062	301,388
		765,407
Diversified financial services (1.6%)
Chailease Holding Co., Ltd. (Taiwan)	173,200	468,194
FirstRand, Ltd. (South Africa)	52,740	213,853
		682,047
Electric utilities (1.0%)
Power Grid Corp. of India, Ltd. (India)	86,831	184,881
Tenaga Nasional Bhd (Malaysia)	68,100	267,474
		452,355
Electronic equipment, instruments, and components (0.5%)
Hollysys Automation Technologies, Ltd. (China) †	9,131	201,521
		201,521
Energy equipment and services (1.6%)
Ezion Holdings, Ltd. (Singapore)	190,400	335,359
SPT Energy Group, Inc. (China)	724,000	368,070
		703,429
Food and staples retail (1.9%)
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Preference) (Brazil)	12,314	626,659
Puregold Price Club, Inc. (Philippines)	254,600	211,388
		838,047
Food products (1.9%)
Daesang Corp. (South Korea)	6,893	375,939
Sao Martinho SA (Brazil)	12,178	246,933
Ulker Biskuvi Sanayi AS (Turkey)	24,215	179,246
		802,118
Gas utilities (0.6%)
China Resources Gas Group, Ltd. (China)	98,000	285,147
		285,147
Health-care providers and services (0.6%)
China Pioneer Pharma Holdings, Ltd. (China)	340,000	263,663
		263,663
Hotels, restaurants, and leisure (2.4%)
Grand Korea Leisure Co., Ltd. (South Korea)	8,799	392,243
Home Inns & Hotels Management, Inc. ADR (China) †	7,748	259,248
Melco Crown Entertainment, Ltd. ADR (Hong Kong)	8,216	233,006
Paradise Entertainment, Ltd. (Hong Kong)	328,000	170,136
		1,054,633
Household durables (1.5%)
MRV Engenharia e Participacoes SA (Brazil)	54,746	223,044
Steinhoff International Holdings, Ltd. (South Africa)	83,951	413,291
		636,335

28     Emerging Markets Equity Fund

COMMON STOCKS (92.5%)* cont.	Shares	Value
Independent power and renewable electricity producers (1.0%)
China Power New Energy Development Co., Ltd. (China) †	3,700,000	$262,579
China Resources Power Holdings Co., Ltd. (China)	58,000	175,496
		438,075
Insurance (4.8%)
Bajaj Finserv, Ltd. (India)	13,514	234,580
Cathay Financial Holding Co., Ltd. (Taiwan)	258,335	440,778
China Life Insurance Co., Ltd. Class H (China)	116,000	333,030
China Pacific Insurance (Group) Co., Ltd. (China)	65,200	244,814
Liberty Holdings, Ltd. (South Africa)	32,662	399,860
Meritz Fire & Marine Insurance Co., Ltd. (South Korea)	14,180	191,593
Powszechny Zaklad Ubezpieczen SA (Poland)	1,511	221,252
		2,065,907
Internet and catalog retail (0.5%)
Bigfoot GmbH (acquired 8/2/13, cost $87,928) (Private) (Brazil) †ΔΔ F	4	56,551
Ctrip.com International, Ltd. ADR (China) †	2,400	154,008
		210,559
Internet software and services (4.2%)
Baidu, Inc. ADR (China) †	1,480	317,490
Naver Corp. (South Korea)	289	218,898
Qihoo 360 Technology Co., Ltd. ADR (China) †	2,497	219,312
Tencent Holdings, Ltd. (China)	51,800	845,504
Yandex NV Class A (Russia) †	8,085	229,857
		1,831,061
IT Services (1.0%)
HCL Technologies, Ltd. (India)	16,639	447,166
		447,166
Life sciences tools and services (0.8%)
WuXi PharmaTech Cayman, Inc. ADR (China) †	8,947	331,218
		331,218
Machinery (0.1%)
Mota-Engil Africa (Rights) (Portugal) † F	32,166	36,390
		36,390
Media (2.3%)
CJ CGV Co., Ltd. (South Korea)	5,870	298,725
Naspers, Ltd. Class N (South Africa)	4,232	537,824
TVN SA (Poland)	34,721	151,981
		988,530
Metals and mining (0.7%)
Mining and Metallurgical Co. GMK Norilsk Nickel OJSC ADR (Russia)	14,655	286,798
		286,798
Oil, gas, and consumable fuels (5.3%)
Adaro Energy Tbk PT (Indonesia)	2,047,500	230,174
China Petroleum & Chemical Corp. (China)	260,000	263,689
Genel Energy PLC (United Kingdom) †	13,431	193,877
Lukoil OAO ADR (Russia)	7,474	416,676
Oil & Natural Gas Corp., Ltd. (India)	69,043	494,952
Petroleo Brasileiro SA ADR (Preference) (Brazil)	17,196	357,849
Sasol, Ltd. (South Africa)	5,525	320,262
		2,277,479
Personal products (0.5%)
Grape King Bio, Ltd. (Taiwan)	53,000	234,941
		234,941

Emerging Markets Equity Fund     29

COMMON STOCKS (92.5%)* cont.	Shares	Value
Pharmaceuticals (0.9%)
Glenmark Pharmaceuticals, Ltd. (India)	33,110	$391,176
		391,176
Real estate management and development (1.2%)
Bekasi Fajar Industrial Estate Tbk PT (Indonesia)	4,906,500	260,058
Emaar Properties PJSC (United Arab Emirates) †	91,264	254,681
		514,739
Semiconductors and semiconductor equipment (10.5%)
Advanced Semiconductor Engineering, Inc. (Taiwan)	411,000	512,195
Inotera Memories, Inc. (Taiwan) †	231,000	377,909
Lextar Electronics Corp. (Taiwan)	383,000	429,250
Powertech Technology, Inc. (Taiwan)	155,000	294,023
Samsung Electronics Co., Ltd. (South Korea)	1,312	1,596,734
SK Hynix, Inc. (South Korea) †	14,423	645,795
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	165,889	688,186
		4,544,092
Specialty retail (2.9%)
Baoxin Auto Group, Ltd. (China)	254,500	188,821
China ZhengTong Auto Services Holdings, Ltd. (China)	591,000	315,706
FF Group (Greece) †	6,020	249,164
Fourlis Holdings SA (Greece) †	32,931	215,916
Kolao Holdings (South Korea)	14,830	278,625
		1,248,232
Technology hardware, storage, and peripherals (1.6%)
Casetek Holdings, Ltd. (Taiwan)	53,000	320,938
Pegatron Corp. (Taiwan)	186,000	394,520
		715,458
Textiles, apparel, and luxury goods (0.4%)
Compagnie Financiere Richemont SA ADR (Switzerland)	15,984	152,089
		152,089
Thrifts and mortgage finance (0.6%)
Housing Development Finance Corp., Ltd. (HDFC) (India)	15,028	266,111
		266,111
Water utilities (0.7%)
China Water Affairs Group, Ltd. (China)	806,000	290,158
		290,158
Wireless telecommunication services (4.6%)
China Mobile, Ltd. (China)	61,500	764,976
MTN Group, Ltd. (South Africa)	35,979	813,067
SK Telecom Co., Ltd. (South Korea)	1,522	409,790
		1,987,833
Total common stocks (cost $34,966,278)		$40,046,380

WARRANTS (3.0%)*	Expiration date	Strike price	Warrants	Value
Guaranty Trust Bank PLC 144A (Nigeria)	9/20/16	$0.00	485,836	$89,526
Kuwait Foods (Americana) 144A (Kuwait)	2/24/16	0.00	17,576	197,650
National Bank of Kuwait SAK 144A (Kuwait)	12/10/15	0.00	72,265	251,414
Saudi Basic Industries Corp. 144A (Saudi Arabia)	3/2/17	0.00	7,218	256,625
Saudi Industrial Investment Group 144A (Saudi Arabia)	10/28/15	0.00	33,147	372,621
Zenith Bank PLC 144A (Nigeria)	9/20/16	0.00	995,205	150,882
Total warrants (cost $1,144,438)				$1,318,718

30     Emerging Markets Equity Fund

INVESTMENT COMPANIES (1.3%)*	Shares	Value
iShares MSCI Taiwan ETF (Taiwan)	13,139	$216,925
Market Vectors Vietnam ETF (Vietnam)	15,073	348,186
Total investment companies (cost $496,767)		$565,111

PURCHASED OPTIONS OUTSTANDING (0.1%)*	Expiration date/strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Sep-14/$42.00	$360,250	$19,515
Market Vectors Russia ETF (Put)	Sep-14/21.00	121,436	11,265
Total purchased options outstanding (cost $228,658)			$30,780

SHORT-TERM INVESTMENTS (2.2%)*	Shares	Value
Putnam Short Term Investment Fund 0.04% L	963,038	$963,038
Total short-term investments (cost $963,038)		$963,038

TOTAL INVESTMENTS
Total investments (cost $37,799,179)	$42,924,027

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2013 through August 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $43,284,871.
†	Non-income-producing security.
ΔΔ

Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $56,551, or 0.1% of net assets.

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $1,311,504 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Emerging Markets Equity Fund     31

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	20.2%
South Korea	14.3
Taiwan	11.9
Brazil	10.1
India	7.1
South Africa	6.3
Indonesia	4.2
Mexico	3.4
United States	2.3
Russia	2.2
United Arab Emirates	2.1
Greece	1.8
Saudi Arabia	1.5
Philippines	1.2
Peru	1.2
Thailand	1.2
United Kingdom	1.1
Kuwait	1.0
Hong Kong	0.9
Portugal	0.9
Poland	0.9
Vietnam	0.8
Singapore	0.8
Qatar	0.7
Malaysia	0.6
Nigeria	0.6
Turkey	0.4
Switzerland	0.3
Total	100.0%

WRITTEN OPTIONS OUTSTANDING at 8/31/14 (premiums $164,614)
	Expiration date/ strike price	Contract amount	Value
iShares MSCI Emerging Markets ETF (Put)	Sep-14/$41.00	$360,250	$8,203
Market Vectors Russia ETF (Call)	Sep-14/24.00	54,646	33,908
Market Vectors Russia ETF (Put)	Sep-14/19.00	121,436	6,072
Total			$48,183

32     Emerging Markets Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$6,950,053	$—	$56,551
Consumer staples	1,875,106	—	—
Energy	2,980,908	—	—
Financials	10,754,915	—	—
Health care	986,057	—	—
Industrials	3,870,608	—	36,390
Information technology	7,739,298	—	—
Materials	1,342,926	—	—
Telecommunication services	1,987,833	—	—
Utilities	1,465,735	—	—
Total common stocks	39,953,439	—	92,941
Investment companies	565,111	—	—
Purchased options outstanding	—	30,780	—
Warrants	—	1,318,718	—
Short-term investments	963,038	—	—
Totals by level	$41,481,588	$1,349,498	$92,941

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(48,183)	$—
Totals by level	$—	$(48,183)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund     33

Statement of assets and liabilities 8/31/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $36,836,141)	$41,960,989
Affiliated issuers (identified cost $963,038) (Note 5)	963,038
Cash	43,602
Foreign currency (cost $246,303) (Note 1)	246,937
Dividends, interest and other receivables	55,042
Receivable for shares of the fund sold	156,977
Receivable for investments sold	937,175
Prepaid assets	11,867
Total assets	44,375,627
LIABILITIES
Payable for investments purchased	845,368
Payable for shares of the fund repurchased	31,104
Payable for compensation of Manager (Note 2)	9,631
Payable for custodian fees (Note 2)	12,881
Payable for investor servicing fees (Note 2)	6,135
Payable for Trustee compensation and expenses (Note 2)	5,493
Payable for administrative services (Note 2)	137
Payable for distribution fees (Note 2)	17,008
Written options outstanding, at value (premiums $164,614) (Notes 1 and 3)	48,183
Other accrued expenses	114,816
Total liabilities	1,090,756
Net assets	$43,284,871

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$43,888,522
Undistributed net investment income (Note 1)	226,462
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,034,622)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,204,509
Total — Representing net assets applicable to capital shares outstanding	$43,284,871
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

34     Emerging Markets Equity Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($28,670,947 divided by 2,624,188 shares)	$10.93
	Offering price per class A share (100/94.25 of $10.93)*	$11.60
	Net asset value and offering price per class B share ($2,064,147 divided by 195,705 shares)**	$10.55
	Net asset value and offering price per class C share ($2,857,750 divided by 271,451 shares)**	$10.53
	Net asset value and redemption price per class M share ($493,043 divided by 46,082 shares)	$10.70
	Offering price per class M share (100/96.50 of $10.70)*	$11.09
	Net asset value, offering price and redemption price per class R share ($601,911 divided by 55,660 shares)	$10.81
	Net asset value, offering price and redemption price per class Y share ($8,597,073 divided by 778,467 shares)	$11.04
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund     35

Statement of operations Year ended 8/31/14
INVESTMENT INCOME
Dividends (net of foreign tax of $92,951)	$763,358
Interest (including interest income of $555 from investments in affiliated issuers) (Note 5)	559
Total investment income	763,917
EXPENSES
Compensation of Manager (Note 2)	342,016
Investor servicing fees (Note 2)	85,300
Custodian fees (Note 2)	51,865
Trustee compensation and expenses (Note 2)	2,308
Distribution fees (Note 2)	118,432
Administrative services (Note 2)	982
Auditing and tax fees	62,610
Blue sky expense	66,833
Other	38,183
Fees waived and reimbursed by Manager (Note 2)	(144,429)
Total expenses	624,100
Expense reduction (Note 2)	(12,329)
Net expenses	611,771
Net investment income	152,146

Net realized gain on investments (Notes 1 and 3)	2,346,287
Net realized loss on foreign currency transactions (Note 1)	(41,001)
Net realized loss on written options (Notes 1 and 3)	(23,693)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	768
Net unrealized appreciation of investments (net of foreign tax of $37,008) and written options during the year	5,235,760
Net gain on investments	7,518,121
Net increase in net assets resulting from operations	$7,670,267

The accompanying notes are an integral part of these financial statements.

36     Emerging Markets Equity Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 8/31/14	Year ended 8/31/13
Operations:
Net investment income	$152,146	$165,973
Net realized gain on investments and foreign currency transactions	2,281,593	1,336,794
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	5,236,528	(375,995)
Net increase in net assets resulting from operations	7,670,267	1,126,772
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(103,193)	(109,909)
Class M	—	(149)
Class R	(649)	(755)
Class Y	(38,439)	(45,126)
Redemption fees (Note 1)	—	1,392
Increase from capital share transactions (Note 4)	1,550,970	1,381,909
Total increase in net assets	9,078,956	2,354,134
NET ASSETS
Beginning of year	34,205,915	31,851,781
End of year (including undistributed net investment income of $226,462 and $133,507, respectively)	$43,284,871	$34,205,915

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund     37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[c]	Portfolio turnover (%)
Class A
August 31, 2014	$8.96	.04	1.97	2.01	(.04)	—	(.04)	—	—	$10.93	22.46	$28,671	1.55	.44	125
August 31, 2013	8.68	.05	.28	.33	(.05)	—	(.05)	—[e]	—	8.96	3.71	23,617	1.54	.52	157
August 31, 2012	11.00	.08	(1.40)	(1.32)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.68	(11.57)	23,060	1.54	.84	89
August 31, 2011	11.19	.04	.57	.61	—	(.80)	(.80)	—[e]	—	11.00	4.65	36,188	1.67	.36	145
August 31, 2010	10.32	.04	1.31	1.35	(.05)	(.43)	(.48)	—[e]	—	11.19	13.09	27,796	1.77	.31	212
Class B
August 31, 2014	$8.69	(.03)	1.89	1.86	—	—	—	—	—	$10.55	21.40	$2,064	2.30	(.34)	125
August 31, 2013	8.44	(.02)	.27	.25	—	—	—	—[e]	—	8.69	2.96	2,118	2.29	(.21)	157
August 31, 2012	10.80	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.44	(12.19)	2,119	2.29	.17	89
August 31, 2011	11.07	(.05)	.58	.53	—	(.80)	(.80)	—[e]	—	10.80	3.95	2,446	2.42	(.41)	145
August 31, 2010	10.25	(.06)	1.31	1.25	—[e]	(.43)	(.43)	—[e]	—	11.07	12.25	2,194	2.52	(.49)	212
Class C
August 31, 2014	$8.67	(.03)	1.89	1.86	—	—	—	—	—	$10.53	21.45	$2,858	2.30	(.31)	125
August 31, 2013	8.42	(.02)	.27	.25	—	—	—	—[e]	—	8.67	2.97	2,163	2.29	(.17)	157
August 31, 2012	10.78	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.42	(12.23)	1,927	2.29	.17	89
August 31, 2011	11.05	(.04)	.57	.53	—	(.80)	(.80)	—[e]	—	10.78	3.96	2,279	2.42	(.31)	145
August 31, 2010	10.25	(.04)	1.29	1.25	(.02)	(.43)	(.45)	—[e]	—	11.05	12.22	1,295	2.52	(.34)	212
Class M
August 31, 2014	$8.79	(.01)	1.92	1.91	—	—	—	—	—	$10.70	21.73	$493	2.05	(.06)	125
August 31, 2013	8.52	.01	.26	.27	—[e]	—	—[e]	—[e]	—	8.79	3.20	455	2.04	.08	157
August 31, 2012	10.87	.04	(1.39)	(1.35)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.52	(12.01)	437	2.04	.46	89
August 31, 2011	11.11	(.02)	.58	.56	—	(.80)	(.80)	—[e]	—	10.87	4.22	433	2.17	(.13)	145
August 31, 2010	10.27	(.02)	1.31	1.29	(.02)	(.43)	(.45)	—[e]	—	11.11	12.59	362	2.27	(.20)	212
Class R
August 31, 2014	$8.88	.03	1.92	1.95	(.02)	—	(.02)	—	—	$10.81	21.98	$602	1.80	.31	125
August 31, 2013	8.62	.04	.26	.30	(.04)	—	(.04)	—[e]	—	8.88	3.43	278	1.79	.42	157
August 31, 2012	10.95	.08	(1.41)	(1.33)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.62	(11.72)	177	1.79	.84	89
August 31, 2011	11.16	.04	.55	.59	—	(.80)	(.80)	—[e]	—	10.95	4.48	73	1.92	.31	145
August 31, 2010	10.29	.02	1.29	1.31	(.01)	(.43)	(.44)	—[e]	—	11.16	12.81	22	2.02	.20	212
Class Y
August 31, 2014	$9.06	.07	1.97	2.04	(.06)	—	(.06)	—	—	$11.04	22.59	$8,597	1.30	.73	125
August 31, 2013	8.78	.08	.27	.35	(.07)	—	(.07)	—[e]	—	9.06	3.94	5,576	1.29	.85	157
August 31, 2012	11.08	.11	(1.41)	(1.30)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.78	(11.28)	4,132	1.29	1.14	89
August 31, 2011	11.23	.07	.58	.65	—	(.80)	(.80)	—[e]	—	11.08	5.01	5,550	1.42	.60	145
August 31, 2010	10.35	.07	1.30	1.37	(.06)	(.43)	(.49)	—[e]	—	11.23	13.29	3,990	1.52	.59	212

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	Emerging Markets Equity Fund	Emerging Markets Equity Fund	39

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2014	0.37%
August 31, 2013	0.28
August 31, 2012	0.18
August 31, 2011	0.15
August 31, 2010	0.46

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

40     Emerging Markets Equity Fund

Notes to financial statements 8/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2013 through August 31, 2014.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

Emerging Markets Equity Fund     41

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks and to gain exposure to securities.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased

42     Emerging Markets Equity Fund

options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $28,715 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the

Emerging Markets Equity Fund     43

accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2014, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$2,068,627	$3,824,391	$5,893,018

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on passive foreign investment companies and from unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $83,090 to increase undistributed net investment income, $1 to increase paid-in-capital and $83,091 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,075,977
Unrealized depreciation	(1,092,733)
Net unrealized appreciation	4,983,244
Undistributed ordinary income	225,503
Capital loss carryforward	(5,893,018)
Cost for federal income tax purposes	$37,940,783

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

44     Emerging Markets Equity Fund

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.922% of the fund’s average net assets before a decrease of $17,764 (0.046% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $144,429 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

Emerging Markets Equity Fund     45

Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$58,095
Class B	4,618
Class C	5,580
Class M	1,024
Class R	884
Class Y	15,099
Total	$85,300

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $116 under the expense offset arrangements and by $12,213 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $24, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$66,325
Class B	21,033
Class C	25,524
Class M	3,506
Class R	2,044
Total	$118,432

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,023 and $60 from the sale of class A and class M shares, respectively, and received $3,280 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $52 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $47,744,478 and $47,176,043, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

46     Emerging Markets Equity Fund

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$—	$—
Options opened	670,965	263,658
Options exercised	—	—
Options expired	(71,928)	(75,176)
Options closed	(62,705)	(23,868)
Written options outstanding at the end of the reporting period	$536,332	$164,614

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	660,941	$6,678,423	1,144,173	$10,894,653
Shares issued in connection with reinvestment of distributions	10,124	99,822	11,127	107,156
	671,065	6,778,245	1,155,300	11,001,809
Shares repurchased	(681,416)	(6,809,904)	(1,176,045)	(11,205,365)
Net decrease	(10,351)	$(31,659)	(20,745)	$(203,556)

	Year ended 8/31/14		Year ended 8/31/13
Class B	Shares	Amount	Shares	Amount
Shares sold	41,762	$408,049	66,298	$609,547
Shares issued in connection with reinvestment of distributions	—	—	—	—
	41,762	408,049	66,298	609,547
Shares repurchased	(89,846)	(864,719)	(73,641)	(677,498)
Net decrease	(48,084)	$(456,670)	(7,343)	$(67,951)

	Year ended 8/31/14		Year ended 8/31/13
Class C	Shares	Amount	Shares	Amount
Shares sold	78,111	$758,935	97,340	$906,383
Shares issued in connection with reinvestment of distributions	—	—	—	—
	78,111	758,935	97,340	906,383
Shares repurchased	(56,084)	(535,619)	(76,690)	(708,786)
Net increase	22,027	$223,316	20,650	$197,597

Emerging Markets Equity Fund     47

	Year ended 8/31/14		Year ended 8/31/13
Class M	Shares	Amount	Shares	Amount
Shares sold	4,770	$46,725	9,142	$87,266
Shares issued in connection with reinvestment of distributions	—	—	16	149
	4,770	46,725	9,158	87,415
Shares repurchased	(10,424)	(101,288)	(8,656)	(81,952)
Net increase (decrease)	(5,654)	$(54,563)	502	$5,463

	Year ended 8/31/14		Year ended 8/31/13
Class R	Shares	Amount	Shares	Amount
Shares sold	33,176	$339,677	15,637	$148,581
Shares issued in connection with reinvestment of distributions	61	594	79	755
	33,237	340,271	15,716	149,336
Shares repurchased	(8,904)	(92,630)	(4,989)	(46,724)
Net increase	24,333	$247,641	10,727	$102,612

	Year ended 8/31/14		Year ended 8/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	500,932	$5,076,640	533,501	$5,042,016
Shares issued in connection with reinvestment of distributions	3,308	32,916	3,783	36,735
	504,240	5,109,556	537,284	5,078,751
Shares repurchased	(341,314)	(3,486,651)	(392,496)	(3,731,007)
Net increase	162,926	$1,622,905	144,788	$1,347,744

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$537,313	$21,150,360	$20,724,635	$555	$963,038

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

48     Emerging Markets Equity Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$140,000
Purchased futures contract option contracts (contract amount)	$— *
Written equity option contracts (contract amount) (Note 3)	$150,000
Written futures contract option contracts (contract amount) (Note 3)	$— *
Warrants (number of warrants)	2,500,000

*For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Equity contracts	Investments	$1,349,498	Payables	$48,183
Total		$1,349,498		$48,183

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Total
Equity contracts	$39,511	$51,139	$90,650
Total	$39,511	$51,139	$90,650

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Total
Equity contracts	$174,280	$(81,447)	$92,833
Total	$174,280	$(81,447)	$92,833

Emerging Markets Equity Fund     49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	UBS AG	Total
Assets:
Purchased options**#	$19,515	$11,265	$30,780
Total Assets	$19,515	$11,265	$30,780
Liabilities:
Written options#	$8,203	$39,980	$48,183
Total Liabilities	$8,203	$39,980	$48,183
Total Financial and Derivative Net Assets	$11,312	$(28,715)	$(17,403)
Total collateral received (pledged)†##	$—	$—
Net amount	$11,312	$(28,715)

**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

50     Emerging Markets Equity Fund

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $852,175 or $0.21 per share (for all classes of shares). Taxes paid to foreign countries were $102,114 or $0.03 per share (for all classes of shares).

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

Emerging Markets Equity Fund     51

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		5,415,154,963	14,207,845
Ravi Akhoury		5,415,184,974	14,177,833
Barbara M. Baumann		5,415,851,291	13,511,517
Jameson A. Baxter		5,415,767,570	13,595,238
Charles B. Curtis		5,415,854,394	13,508,413
Robert J. Darretta		5,416,022,043	13,340,765
Katinka Domotorffy		5,415,419,173	13,943,635
John A. Hill		5,415,885,634	13,477,174
Paul L. Joskow		5,416,010,424	13,352,383
Kenneth R. Leibler		5,415,817,292	13,545,516
Robert E. Patterson		5,415,985,292	13,377,516
George Putnam, III		5,415,959,400	13,403,408
Robert L. Reynolds		5,416,108,530	13,254,278
W. Thomas Stephens		5,415,918,406	13,444,402
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
2,057,714	33,908	125,855	863,539
A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192
All tabulations are rounded to the nearest whole number.

52     Emerging Markets Equity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Emerging Markets Equity Fund     53

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54     Emerging Markets Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Emerging Markets Equity Fund     55

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

56     Emerging Markets Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN065
290155 10/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2014	$47,088	$ —	$5,063	$ —
August 31, 2013	$45,734	$ —	$4,963	$ —

For the fiscal years ended August 31, 2014 and August 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,063 and $4,963 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2014	$ —	$ —	$ —	$ —

August 31, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2014